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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-85435 and 333-37558) and Form S-8 (Nos. 333-56961 and 333-70137) of Brigham Exploration Company of our report dated February 23, 2001, which appears on page F1-2 of this Form 10-K.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP


Dallas, Texas
March 22, 2001